Israel Technology Acquisition Corp.
7 Gush Etzion, 3rd Floor
Givaat Shmuel
Israel 54030

To:
Southpoint Master Fund LP
c/o Southpoint Capital Advisors
623 Fifth Avenue; Suite 2503
New York, NY, 10022

December 7, 2006

CERTIFICATION

1. In furtherance and in addition to the Certification date June 19, 2006 (the "Prior Certification") provided to you by the undersigned in connection with that certain Loan Agreement by and among you, IXI Mobile, Inc. ("IXI US"), a Delaware corporation and IXI Mobile (R&D) Ltd. (“IXI Israel”), an Israeli company and a wholly owned subsidiary of IXI US (the "Loan Agreement"), the undersigned hereby certifies that its Board of Directors (including any required committee or subgroup of its Board of Directors) has, as of the date of this Certification, unanimously granted its approval to IXI US to enter into an Amendment to the Loan Agreement in the form attached hereto as Exhibit A (the "Amendment") and has further unanimously approved the execution by ITAC of this Certification.

2. Subject to and conditioned upon the consummation of the ITAC/IXI Merger, ITAC hereby certifies and agrees that its certification and agreement in the Prior Certification to assume all of IXI US' and IXI Israel’s obligations, agreements, undertakings, representations and warranties pursuant to the Loan Agreement, as more specifically described in the Prior Certification, will apply to all such, agreements, undertakings, representations and warranties pursuant to the Loan Agreement in their amended terms as set forth in the Amendment.

3. For and in consideration of ITAC providing the foregoing Certification to Southpoint, Southpoint, by accepting this Certification, hereby agrees that its waiver of any Claims in or to any monies in the Trust Fund (as such terms are defined in the Prior Certification) as more fully set forth in the Prior Certification continues in full force and effect.

4. This Certification is provided as an inducement to you to enter into the Amendment.

5. This Certification shall be governed by and construed in accordance with the laws of Delaware without regard to the conflicts of laws provisions thereof.

[Signature Page Follows]

ISRAEL TECHNOLOGY ACQUISITION CORP.

By: /s/ Israel Frieder
Name: Israel Frieder
Title: Chairman and Chief Executive Officer

Accepted as of the date hereof:

SOUTHPOINT MASTER FUND, LP

By: Southpoint GP, LP, its general partner

By: Southpoint GP, LLC

By: /s/ Robert W. Butts
Name: Robert W. Butts
Title: Manager

By: /s/ John S. Clark, II
Name: John S. Clark, II
Title: Manager